Rule 497(e)

File Nos. 333-144503 and 811-22091

Executive Benefit VUL II - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company of New York

in connection with its COLI VUL-2 Series Account

Supplement dated June 1, 2018

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2018

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2018.

Effective on or about July 2, 2018, the “Deutsche funds” will become known as the “DWS funds”; therefore as of July 2, 2018, the following name changes will occur in the Prospectus and SAI:

Old Name	New Name
Deutsche Investments VIT Funds	Deutsche DWS Investments VIT Funds
Deutsche Small Cap Index VIP	DWS Small Cap Index VIP
Deutsche Variable Series I	Deutsche DWS Variable Series I
Deutsche Core Equity VIP	DWS Core Equity VIP
Deutsche Variable Series II	Deutsche DWS Variable Series II
Deutsche High Income VIP	DWS High Income VIP

Effective on or about July 30, 2018, the PIMCO Global Bond Portfolio (Unhedged) will be renamed the PIMCO Global Bond Opportunities Portfolio (Unhedged). Therefore, as of July 30, 2018, all references in the Prospectus and SAI to this Fund are amended to be references to the PIMCO Global Bond Opportunities Portfolio (Unhedged).

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.